UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act Of 1934
Date of Report (Date of earliest event reported): August 11, 2009
MOLECULAR INSIGHT PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

Massachusetts (State or Other Jurisdiction of Incorporation)	001-33284 (Commission File Number)	04-0562086 (IRS Employer Identification No.)
160 Second Street, Cambridge, Massachusetts 02142
(Address of Principal Executive Offices, Including Zip Code)
(617) 492-5554
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement with Certain Officers.
     Molecular Insight Pharmaceuticals, Inc. (the “Company”) previously reported in its Current Report on Form 8-K filed on May 15, 2009 that, in connection with its hiring of Mr. Daniel L. Peters as the Company’s President and Chief Executive Officer, the Company approved an inducement grant of stock options to Mr. Peters and disclosed the terms and conditions of the anticipated inducement grant.
     On August 11, 2009, the Company announced the issuance to Mr. Peters the inducement grant of a non-statutory stock option to purchase up to 125,000 shares of common stock of the Company, effective as of August 11, 2009, at an exercise price of $5.70. This option was granted in reliance of NASDAQ Marketplace Rule 4350(i)(1)(A)(iv) and was granted outside the Company’s existing equity incentive plan. This option will vest based upon Mr. Peters’ achievement of certain financial, clinical, and operational milestones that were determined by the Compensation Committee of the Company’s Board of Directors, subject to continued employment. This option has a ten year term, subject to accelerated vesting under certain circumstances.
     The foregoing descriptions of the inducement option grant do not purport to be complete and are qualified in their entirety by reference to the full text of the Inducement Grant Option Award Agreement between the Company and Mr. Peters, which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K.

Item 7.01.	Regulation FD Disclosure.
     On August 11, 2009, the Company issued a press release announcing the Company’s issuance and pricing of an inducement option grant to Mr. Peters as set forth in Item 5.02 above. A copy of this press release is furnished with this Current Report on Form 8-K and attached hereto as Exhibit 99.1.
     Exhibits 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits. The following exhibits are furnished pursuant to Items 5.02 and 7.01:
10.1	Inducement Grant Option Award Agreement, between Molecular Insight Pharmaceuticals, Inc. and Daniel L. Peters, dated August 11, 2009.

99.1	Press Release of Molecular Insight Pharmaceuticals, Inc., dated August 11, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized, on the 11th day of August, 2009.

MOLECULAR INSIGHT PHARMACEUTICALS, INC.
By:	/s/ Charles H. Abdalian, Jr.
	Name:	Charles H. Abdalian, Jr.
	Title:	Vice President of Finance and Chief Financial Officer

Exhibit Index to Current Report on Form 8-K

Exhibit
Number	Exhibit Description
10.1	Inducement Grant Option Award Agreement, between Molecular Insight Pharmaceuticals, Inc. and Daniel L. Peters, dated August 11, 2009.

99.1	Press Release of Molecular Insight Pharmaceuticals, Inc., dated August 11, 2009

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